SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 1, 2012

SYNTHETIC BIOLOGICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	1-12584	13-3808303
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3985 Research Park Drive, Suite 200, Ann Arbor, Michigan 48108

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (734) 332-7800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(b) On May 1, 2012, Synthetic Biologics, Inc. (“the Company”) was informed by Berman & Company, P.A. (“Berman & Company”), its independent registered accounting firm, that during a regular Public Company Accounting Oversight Board (PCAOB) inspection of Berman & Company, the PCAOB issued a comment that the audit opinion included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 was issued by a partner at Berman & Company who was not authorized under the PCAOB rules to issue the opinion or act as the Company’s named engagement partner with respect to the Form 10-K audit or subsequent interim reviews after the original engagement partner rotated off of the account under the Securities and Exchange Commission’s (“SEC”) independence rules as it pertains to partner rotation (S-X Rule 2-01 -- Qualifications of Accountants). The Company has been advised by Berman & Company that there are no changes to report to the previously filed December 31, 2011 financial statements, notes to financial statements or any other of the Company’s subsequent Form 10-Q filings with the SEC.

The Company has since received a written confirmation of the original audit opinion for the year ended December 31, 2011, from a licensed CPA at Berman & Company who: (i) was the manager of the Company’s December 31, 2011 audit, (ii) was recently made a partner of the firm, (iii) had performed most of the audit work on the December 31, 2011 audit after the original audit partner rotated off of the account and (iv) will serve as the Company’s engagement partner on a going forward basis.

The Company received funds from the exercise of warrants earlier this week but will not be issuing any shares under any of its outstanding registration statements on Form S-3 until such time as it receives guidance from the SEC whether the issue disclosed herein affects the Company’s ability to continue to issue securities thereunder. The Company has sought guidance from the SEC staff regarding this matter and intends to file a waiver request to the extent it becomes necessary.

The Chairman of the Company’s Audit committee as well as the Company’s Chief Financial Officer have discussed with Berman & Company the subject matter giving rise to this Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(a) – (c)

N/A

(d)  Exhibits.

7.1 Letter from Berman & Company to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTHETIC BIOLOGICS, INC.

Date: May 3, 2012	By: /s/ C Evan Ballantyne
Name: C. Evan Ballantyne
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

7.1	Letter from Berman & Company to the Securities and Exchange Commission.